SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 10, 1996
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              1-3950                                  38-0549190
              ------                                  ----------
     (Commission File Number)              (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                  48121
 --------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code 313-322-3000
                                                          ------------

Item 5.  Other Events.
---------------------

     News release dated October 10, 1996, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation               Description                     Method of Filing
-----------               -----------                     ----------------

Exhibit 20             News release dated              Filed with this Report.
                       October 10, 1996.



                                    SIGNATURE
                                    ---------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                             FORD MOTOR COMPANY
                                             ------------------
                                             (Registrant)


Date:  October 10, 1996                      By:/s/Thomas J. DeZure
                                               Thomas J. DeZure
                                               Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                    DESCRIPTION                       PAGE


Exhibit 20                  News release dated
                            October 10, 1996.